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                                                                   EXHIBIT 23(b)




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Anadarko Petroleum Corporation:

We consent to the use of our reports incorporated by reference in the Registration Statement on Form S-3, dated October 20, 1998, and to the reference to our firm under the heading "Experts" in the Registration Statement.




KPMG Peat Marwick LLP

Houston, Texas
October 20, 1998